Prime Series
SNAP® Fund Class Shares

Summary Prospectus Dated
October 8, 2010

The statutory Prospectus and Statement of Additional Information of the SNAP® Fund Class of Prime Series (the "Fund"), a series of the PFM Funds (the "Trust"),  dated October 8, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vasnap.com/ uploadedfile/VSNAP/Documents/SNAPP rospectus.pdf. You can also get this information at no cost by calling 800-570-7627 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The investment objective of the Fund is to seek to provide its shareholders with high current income consistent with stability, safety of principal and liquidity and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the SNAP Fund Class of the Fund. Other expenses incurred by the SNAP® Program, or by participants in the SNAP® Program, that are not expenses of the Fund are not reflected.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees		0.06%
Distribution (12b-1) Fees		0.00%
Other Expenses:		0.03%
Transfer Agent Fees(1)	0.02%
Other Operating Expenses(2)	0.01%
Total Annual Fund Operating Expenses		0.09%

(1)
The Adviser may voluntarily waive a portion of transfer agent fees payable by the SNAP Fund Class of shares. It currently expects to waive a portion of its investment advisory, administration or transfer agency fees in order that such fees do not exceed an aggregate effective rate of 0.09% of the average daily net assets of the SNAP Fund Class up to $1 billion, 0.065% of the average daily net assets of the SNAP Fund Class from $1 billion to $3 billion and 0.05% of the average daily net assets of the SNAP Fund Class in excess of $3 billion on an annualized basis.

(2)
Figures shown under the heading “Other Operating Expenses” exclude expenses for the Fund’s participation in the U.S. Treasury Department Temporary Guarantee Program for Money Market Funds (the “Program”). The Program culminated on September 18, 2009. The costs of participation in the Program include participation payments to the Treasury of approximately 0.04% on an annualized basis of the net assets of Prime Series as of September 19, 2008 for the coverage period September 19, 2008 to September 18, 2009. The total amount paid by the Fund to participate in the Program was $1,597,087. Since the Program culminated on September 18, 2009, no further expenses are expected to be incurred by the Fund for its participation in the Program.

Expense Example

This example is intended to help you compare the cost of investing in shares of the SNAP Fund Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$116

Principal Investment Strategies

The Fund is a money market fund that invests exclusively in high quality, short term money market instruments, including: obligations of the United States Government, its agencies or instrumentalities; debt obligations of U.S. companies; obligations of financial institutions; obligations of U.S. municipalities; and money market mutual funds which are restricted to investments in which the Fund may invest. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted life (portfolio maturity computed to final maturity without regard to interest rate adjustments on investments) of 120 days or less.

Principal Investment Risks

Although the Fund invests exclusively in high-quality securities, an investment in the Fund – like an investment in any money market fund – is subject to certain risks. Interest Rate Risk is the chance that falling short term interest rates will cause the Funds’ income to decline or that rising interest rates may result in a decline in the value of the Funds’ portfolio securities. Management Risk is the possibility that securities selected by the Funds' investment adviser will cause the Fund to underperform relevant benchmarks or other money market funds. Credit Risk is the risk that the issuer of a security held by the Fund will fail to pay interest and principal in a timely manner. A substantial increase in interest rates or an issuer’s default in paying principal or interest could result in a decline in the Funds’ yield or its NAV per share.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns

The following information illustrates how the Fund has performed over time. Of course, past performance is not a guarantee of future results.

Year-by-Year Total Return (shown for calendar years) (%)

High Quarter	3Q 2000	1.66%
Low Quarter	3Q 2009	0.06%
Year-to-Date through September 30, 2010 (unannualized)		0.21%

Average Annual Total Return
(as of calendar year ended December 31, 2009)

Inception	Past	Past	Past	Since
Date of Fund	1 year	5 years	10 years	Inception
7/24/1995	0.68%	3.46%	3.22%	3.93%

To obtain current yield information call (800) 570-SNAP.

Management

Investment Adviser

PFM Asset Management LLC, with its principal office at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044, serves as the investment adviser of the Fund.

Purchase and Sale of Fund Shares

SNAP Fund Class shares of the Fund are offered on a continuous basis at the NAV per share next determined after an order is received by the Transfer Agent. There is no sales charge. SNAP Fund Class shares are available for purchase only by participants in the SNAP® Program. Participants in the SNAP® Program wishing to purchase shares of the Fund should consult the Information Statement of the SNAP® Program (the "Information Statement"), as it may be amended from time to time, or should contact the SNAP® Program directly (by calling 1.800.570.SNAP), for information as to the procedures they should follow to purchase shares of the Fund through the SNAP® Program. The Information Statement may be downloaded from the SNAP® Program's website at www.vasnap.com.

All SNAP Fund Class shares owned beneficially by participants in the SNAP® Program are owned of record by the Treasury Board of the Commonwealth of Virginia, for the benefit of participants. Because the Treasury Board is the record owner of all shares of the Fund owned beneficially by SNAP® Program participants, a SNAP® Program participant should follow the procedures described in the Information Statement to ensure that all instructions as to any investment by it in the SNAP Fund Class – including instructions as to the purchase or sale of shares of the Fund – are carried out on a timely basis by the SNAP® Program.

Tax Information

Dividends of net investment income and distributions of net realized capital gains by the Fund are generally taxable to shareholders (except tax exempt shareholders).

Page left intentionally blank.

One Keystone Plaza, Suite 300 North Front & Market Streets Harrisburg, Pennsylvania 17101 (800) 570-SNAP (800) 570-7627